Exhibit 10.2

THIRD AMENDMENT TO TERM NOTE

THIS THIRD AMENDMENT TO TERM NOTE (this “Amendment”) dated as of October 13, 2015, is by and between Cherokee Inc., a Delaware corporation (the “Borrower”), and JPMorgan Chase Bank, N.A. (the “Bank”).

In consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

W I T N E S S E T H:

WHEREAS, the Borrower has heretofore issued in favor of Bank that certain Term Note dated as of September 4, 2012, as amended on January 31, 2013 and January 10, 2014 (the “Term Note”) in connection with “Facility B” under the Credit Agreement entered into between the Borrower and the Bank as of September 4, 2012 and as further amended as of January 31, 2013, January 10, 2014 and concurrently herewith;

WHEREAS, the Borrower and the Bank have agreed to amend the maturity date of Facility B; and

WHEREAS, the parties desire to amend the Term Note to put such change into effect.

NOW, THEREFORE, in consideration of the agreements contained herein, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS

SECTION 1.1 Defined Terms.  Capitalized terms used, but not defined herein shall have the meanings assigned to them in the Term Note, as amended by this Amendment.

ARTICLE II

AMENDMENTS

SECTION 2.1. The Term Note is hereby amended by replacing the date “August 31, 2017” with “March 1, 2017” in each of the Section titled “Promise to Pay” and in the heading of the Term Note.

SECTION 2.2  The Term Note is hereby amended by amending in its entirety the Section titled “Principal Payments” to read as follows:

The Borrower shall repay the principal amounts of this Note on a quarterly basis, commencing on November 30, 2012 and continuing on the last day of each February, May, August and November thereafter through February 28, 2017, in equal principal installments of (A) $650,000 for the payment dates up to and including February 28, 2013 and (B) $886,111.10 thereafter, and the remaining outstanding principal amount shall be repaid on March 1, 2017.

ARTICLE III

MISCELLANEOUS PROVISIONS

SECTION 3.1 Ratification of and References to the Promissory Note.  This Amendment shall be deemed to be an amendment to the Term Note, and the Term Note, as amended hereby, shall continue in full force and effect and is hereby ratified, reaffirmed, approved and confirmed in each and every respect.  All references to the Term Note in any other document, instrument, agreement or writing shall hereafter be deemed to refer to the Term Note as amended hereby.

SECTION 3.2 Severability.  Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Amendment or affecting the validity or enforceability of such provision in any other jurisdiction.

SECTION 3.3 Headings.  The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or any provisions hereof.

SECTION 3.4 Execution in Counterparts.  This Amendment may be executed by the parties hereto in several counterparts, each of which shall be an original and all of which shall constitute together but one and the same agreement.

SECTION 3.5 Governing Law.  THIS AMENDMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF CALIFORNIA.

SECTION 3.6 Successors and Assigns.  This Amendment shall be binding upon and inure to the benefit of the Borrower and the Bank and their respective successors and assigns.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment on the date first above written.

BORROWER
Cherokee Inc.

By:	/s/ Howard Siegel
Name: Howard Siegel
Title: COO

By:	/s/ Jason Boling
Name: Jason Boling
Title: CFO

BANK
JPMorgan Chase Bank, N.A.

By:	/s/ Manju Manwani
Name: Manju Manwani
Title: Officer

S-1	Signature page to Third
Amendment to Term Note